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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                Plug Power Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

              Delaware                                  23-3672377
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(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)


                968 Albany-Shaker Road, Latham, New York  12110
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           (Address of Principal Executive Offices)      (Zip Code)


If this form relates to the                  If this form relates to the
registration of a class of securities        registration of a class of
pursuant to Section 12(b) of the             securities pursuant to
Exchange Act and is effective                Section 12(g) of the
pursuant to General Instruction              Exchange Act and is effective
A.(c), please check the following            pursuant to General Instruction
box. [_]                                     A.(d), please check the
                                             following box. [X]

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
Securities Act registration statement file number to which this form relates:    333-86089
                                                                              ----------------
                                                                              (If applicable)
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Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class                    Name of Each Exchange on Which
       to be so Registered                    Each Class is to be Registered
-------------------------------------      ------------------------------------
              None
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Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $.01 per share
          ----------------------------------------------------------
                               (Title of class)
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          A description of the Common Stock of the registrant is set forth in the information provided under "Description of Capital Stock" in the Prospectus which forms a part of Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-86089) filed under the Securities Act of 1933 with the Securities and Exchange Commission on October 1, 1999, as amended (the "Registration Statement"), which information is incorporated herein by reference.



ITEM 2.   EXHIBITS.

                (1) Speciman Certificate for Shares of Common Stock of the
                    Registrant (incorporated by reference to Exhibit 4.1 to the Registration Statement).

                (2) Amended and Restated Certificate of Incorporation of the
                    Registrant (incorporated by reference to Exhibit 3.2 to the Registration Statement).

                (3) Amended and Restated By-laws of the Registrant (incorporated by reference to Exhibit 3.4 to the Registration Statement).

                                       2

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                PLUG POWER INC.



                                By: /s/ Gary Mittleman
                                   ---------------------------
                                   Gary Mittleman
                                   President and Chairman of the Board and
                                   Chief Executive Officer


Dated: October 1, 1999
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